Property Plant and Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Property Plant and Equipment
PROPERTY PLANT AND EQUIPMENT
Property and equipment consisted of the following (in thousands):

	December 31,		Estimated Useful Lives
	2016	2015
Vehicles	$31,416	$26,935	3-5 years
Computer equipment and software	27,006	21,702	3-5 years
Leasehold improvements	17,717	17,434	2-15 years
Office furniture, fixtures and equipment	13,508	11,776	7 years
Buildings	702	702	39 years
Construction in process	9,908	3,837
Build-to-suit lease asset under construction	5,004	—
	105,261	82,386
Accumulated depreciation and amortization	(41,635)	(27,112)
Property plant and equipment, net	$63,626	$55,274

Property plant and equipment includes approximately $21.2 million and $20.4 million of assets under capital lease obligations, net of accumulated amortization of $10.9 million and $7.0 million at December 31, 2016 and 2015, respectively. Depreciation and amortization expense on all property plant and equipment was $16.8 million, $16.9 million and $11.3 million for the years ended December 31, 2016, 2015 and 2014, respectively. Amortization expense relates to assets under capital leases as included in depreciation and amortization expense.
Because of its involvement in certain aspects of the construction of a new sales recruiting and training facility in Logan, UT, the Company is deemed to be the owner of the building for accounting purposes during the construction period. Accordingly, the Company recorded a build-to-suit asset of $5.0 million as of December 31, 2016. See Note 13-Commitments and Contingencies for more information on build-to-suit arrangements.